Exhibit 32

                                ASHLAND INC.

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Ashland Inc. (the "Company") on Form 10-K for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, James J. O'Brien, Chief Executive Officer of the Company, and J. Marvin Quin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2)  The  information  contained in the Report fairly  presents,  in all
        material   respects,   the  financial   condition  and  results  of
        operations of the Company.



/s/ James J. O'Brien
---------------------------------
James J. O'Brien
Chief Executive Officer
November 28, 2006


/s/ J. Marvin Quin
---------------------------------
J. Marvin Quin
Chief Financial Officer
November 28, 2006